SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                Second Amendment

                                       to

                                    FORM 8-K



                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 October 1, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                   POLLUTION RESEARCH AND CONTROL CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as specified in Charter)




                          Commission File No. 0-14266

         California                                              95-2746949
----------------------------                               --------------------
(State of Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                      Identification No.)




                       9300 Wilshire Boulevard, Suite 308
                         Beverly Hills, California 90210
                        --------------------------------
               (Address of Principal Executive Office)(Zip COde)


       Registrant's Telephone Number, Including Area Code: (310) 248-3655

                                Table of Contents



Form 8-K Disclosures:                                                      Page
                                                                           ----


Item 1. Change in Control                                                    3

Item 2. Acquisition or Disposition of Assets                                 4

Item 3. Bankruptcy or Receivership                                           4

Item 4. Changes in Registrant's Certifying Accountant                        4

Item 5. Other Events                                                         5

Item 6. Resignations of Registrant's Directors                               5

Item 7. Financial Statement, Proforma, Financial Information and Exhibits    5

Item 8. Change in Fiscal Year                                                5


Signature page                                                               6

Item 1. Change in Control

     (a) Spinoff of Dasibi Environmental, Inc. Pollution Research and Control Corporation ("PRCC"), a California corporation, and Astor Capital Inc.
("ASTOR"), a California corporation entered into an agreement to change directors and officers and some of the lines of business of the Company to improve prospects for obtaining financing on September 24, 2001 under the agreement whereby certain former directors of PRCC resigned except Mr. Donald R. Ford who appointed three new directors to fill the vacancies remaining after the resignations, namely: Jacques Tizabi, Matin Emouna and Michael Collins. The resumes of each new director follow. The Agreement was adopted by majority consent of the Board of Directors of PRCC and Astor Capital, Inc., on September 21, 2001 and amended on September 28, 2001 to establish the effective date of the Agreement to be October 1, 2001. No approval of the shareholders of either PRCC or ASTOR is required under applicable state corporate law.

     The new management of PRCC intends to continue the historical businesses of the Company other than the China operations of Dasibi International, Inc. See
Item 2.

     Prior to the effective  date of the Agreement the Board of Directors  were:
Albert E. Gosselin, Jr., Barbara L. Gosselin, Gary L. Dudley, Craig E. Gosselin, Donald R. Ford, Barry S. Soltani and Marcia A. Smith and the officers were Albert E. Gosselin, Jr., President and Chief Executive Officer, Donald R. Ford, Chief Financial Officer.

     Upon closing of the Agreement, the three persons named above assumed positions as directors of PRCC and Donald R. Ford remained as director. Two of the three directors, namely, Michael Collins and Matin Emouna, are independent directors as defined in the Bylaws of the National Association of Securities Dealers. None of these persons presently owns any shares of stock in PRCC.

     The officers of PRCC subsequent to the Agreement become: Jacques Tizabi, Chief Executive Officer and Michael Collins, Secretary. The by-laws of PRCC will continue without change.

     A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.


     (b) Resumes of New Directors

     Jacques Tizabi, a director and chief executive officer of the Company, who from January 1995 to the present, is the co-founder and managing partner of Astor Capital, Inc., a Los Angeles based company which specializes in investment banking and asset management of direct private investments in public companies. Mr. Tizabi's prior position as a portfolio manager at AMG Capital Management in Los Angeles includes experience in equities and private placements. Mr. Tizabi received a Master of Business Administration degree from Pepperdine University in 1996 and a Bachelor of Science at New York University's Stern School of Business in 1992.

     Matin Emouna, a director of the Company, is a practicing attorney in Mineola, New York, who from 1995 to 1997 was an associate of the law firm of Weinreb & Weinreb in West Babylon, New York and from 1997 to the present, a sole practitioner. Mr. Emouna's practice is principally real estate transactions and business litigation. Mr. Emouna received a Bachelor of Science degree from the State University of New York and a Juris Doctor in June 1993 from Benjamin N. Cardozo School of Law.

     Michael Collins, a director and the secretary of the Company, was from June through August 1997 an intern at Twentieth Century Fox and from December 1998 to the present, an independent business consultant in Los Angeles, California. Mr. Collins' principal activities have been the creation of marketing strategies for clients and capital formation and capital raising transactions. Mr. Collins received a Bachelor of Arts degree from Columbia University in May 1992 and a Master of Business Administration from UCLA in June 1998.

     (c) The prior management of PRCC and of Astor determined over time that the China business of Dasibi had been extremely capital intensive and because PRCC had experienced significant delays in obtaining approvals of financing for the Chinese customers, PRCC has been hindered in its ability to raise additional capital on terms acceptable to the Company. It became apparent that PRCC's ability to raise capital would be enhanced if Dasibi with its attendant debts were spun off, in part, to the shareholders of PRCC. In this connection it was also decided to change the directors and officers of the Company.



Item 2. Acquisition or Disposition of Assets

     (a) Consideration. The consideration exchanged pursuant to the Agreement was negotiated between PRCC and Astor Capital, Inc., one of PRCC lenders.

     (b) Continuing Businesses. The new management PRCC intends, as before the Agreement, to continue its historical business (other than its operations in China) related to air monitoring and to engage in the new business relating to detection of hazardous chemicals and biological agents and to reinvesting in its subsidiary, Logan Medial Devices, Inc., as set forth more fully immediately below. Additionally, PRCC will continue to proceed with development of the Flue Gas Purification System patents developed and patented by the Company in September 1996 and March 2, 1999.

     Logan Medical Devices, Inc. is a wholly owned subsidiary of PRCC formed in June 1996 under the law of the State of Colorado to modify and improve PRCC's nitric oxide instrument used as a non-invasive asthma diagnostic device. Completion of the research and development of the device is dependent upon PRCC raising additional capital to file for and prosecute Federal Drug Agency ("FDA") approvals and to establish a medically oriented sales and marketing network once FDA approval is obtained. No assurance can be given that FDA approval will be granted or that funds necessary to complete the modifications to the device and to prosecute the FDA application will be obtained.

     Additionally, management of PRCC intends to fund the development and adaptation of existing air quality monitoring systems manufactured and sold for many years by PRCC's subsidiary, Dasibi Environmental Corporation ("Dasibi") for use in detection of certain chemical and biological agents.

     In October 2001, PRCC entered into an exclusive license agreement with Dasibi for the development and adaptation worldwide of its ambient air monitoring instruments for detection of certain chemical and biological agents which are airborne. Dasibi presently manufactures and markets an air monitoring system known as System 7001 which is a suspended particle analyzer which collects all material in the ambient air measuring from .1 micron to 2.5 microns and deposits such particles in a defined area on a moving tape. Detection of harmful particles is the first step in a warning system. NO assurance can be given that the research and development activities to adapt the System 7001 will in fact result in a warning device useful for identifying chemical and biological agents or that such a device if developed will be successfully marketed to achieve profitable operations for the Company.



Item 3. Bankruptcy or Receivership

     Not Applicable.



Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5. Other Events

     A material provision of the Agreement described in Item 1 requires the distribution of 6,230,000 shares of common stock or 85% of Dasibi Inc., the wholly owned operating subsidiary of the Registrant, PRCC. The distribution will be pro rata to all shareholders of PRCC on the record date of October 3, 2001. PRCC will retain 1,100,000 shares of common stock of Dasibi out of a total issued and outstanding of 7,330,000 representing 15% of the total outstanding shares of Dasibi. In order to accomplish the distribution it will first be necessary to forward split the shares of Dasibi so that there will be 7,330,000 shares outstanding after the split. After the distribution of the Dasibi common stock, PRCC will own 15% and the shareholders of PRCC will own 85% of the issued and outstanding shares of Dasibi, the only operating entity of the Registrant.


Item 6. Resignations of Registrant's Directors

     Effective October 1, 2001 the former directors of PRCC resigned with the exception of Mr. Donald R. Ford who appointed three new directors, Jacques Tizabi, Matin Emouna and Michael Collins, to fill the vacancies. The business purpose of the transaction was to separate the existing business of Dasibi
(principally operating in and dependent on the revenues derived from the Republic of China) from some of the indebtedness related to the China business and to allow the other business endeavors of PRCC to proceed as initially planned.


Item 7. Financial Statement, Proforma, Financial Information and Exhibits


                                      INDEX
                                      -----
                                                                          Page
                                                                          ----

Pro Forma Explanatory Headnote                                             F-2

Unaudited Pro Forma Consolidated Balance Sheet                             F-3

Unaudited Pro Forma Consolidated Statement of Operations
     for the Nine Months Ended September 30, 2001                          F-5

Unaudited Pro Forma Consolidated Statement of Operations
     for the Year Ended December 31, 2000                                  F-6

Notes to Unaudited Pro Forma Consolidated Financial Statements             F-7

                      POLLUTION RESEARCH AND CONTROL CORP.
                         PRO FORMA EXPLANATORY HEADNOTE
                         ==============================



The following unaudited pro forma consolidated financial statements give effect to the spin-off of 85% of the common stock of Pollution Research and Control Corp.'s (the Company) formerly wholly owned subsidiary, Dasibi Environmental Corp. (Dasibi) to its stockholders and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein and the separate historical financial information of Dasibi. The transaction is being treated as a spin-off of Dasibi and an investment by the Company of 15% of Dasibi's common stock held under the cost basis. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the spin-off been effected on the dates indicated or the results which may be obtained in the future.

The pro forma consolidated statements of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001 assume that the spin-off had occurred at the beginning of each period. The September 30, 2001 consolidated balance sheet assumes that the spin-off occurred on September 30, 2001.

Effective October 1, 2001, the Company agreed to spin-off of its wholly owned subsidiary Dasibi, which requires the distribution of 6,230,000 shares of common stock of Dasibi. The distribution will be pro rata to all stockholders of the Company on the record date to be determined by the Board of Directors of the Company. The Company will retain 1,100,000 shares of common stock of Dasibi out of a total issued and outstanding of 7,330,000 representing 15% of the total outstanding shares of Dasibi. In order to accomplish the distribution it was necessary to forward split the shares of Dasibi so that there were 7,330,000 shares outstanding after the split. After the distribution of the Dasibi common stock, the Company will own 15% and the stockholders will own 85% of the issued and outstanding shares of Dasibi, the only operating subsidiary of the Company.



                             POLLUTION RESEARCH AND CONTROL CORP.
                        UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                      SEPTEMBER 30, 2001
                                      ==================




                                                                                   Pollution
                                                    Pollution                    Research and
                                                   Research and                  Control Corp.
                                                   Control Corp.    Pro forma     Pro forma
                                                   Consolidated    Adjustments   Consolidated
                                                    -----------    -----------    -----------

                                            ASSETS
                                            ------
CURRENT ASSETS:
   Cash                                             $   202,328    $ ( 202,328)2  $       --
   Accounts receivable, trade, less allowance for
     doubtful accounts of $35,504                       413,163       (413,163)2          --
   Inventories                                        2,578,813     (2,578,813)2          --
   Inventory held by joint venture                      500,000       (500,000)2          --
   Prepaid consulting fee                               185,068       (185,068)2          --
   Other current assets                                   7,190         (7,190)2          --
                                                    -----------    -----------    -----------

         Total Current Assets                         3,886,562     (3,886,562)           --
                                                    -----------    -----------    -----------


PROPERTY, EQUIPMENT AND LEASEHOLD
               IMPROVEMENTS, net                         58,704        (58,704)2          --


INVESTMENT IN JOINT VENTURE                             365,421       (365,421)2          --


INVESTMENT IN DASIBI                                       --          783,040 3       783,040


ACCOUNTS RECEIVABLE, related party                      203,937       (203,937)2          --


DEFERRED TAX ASSET, net                               3,387,000     (3,387,000)2          --


OTHER INTANGIBLE ASSETS                                  23,509           --            23,509


OTHER ASSETS                                             12,140        (12,140)2          --
                                                    -----------    -----------     -----------

                                                    $ 7,937,273    $(7,130,724)    $   806,549
                                                    ===========    ===========     ===========


             SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                          STATEMENTS

                                              F-3



                                POLLUTION RESEARCH AND CONTROL CORP.
                           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                         SEPTEMBER 30, 2001
                                         ==================

                                                                                          Pollution
                                                          Pollution                      Research and
                                                         Research and                    Control Corp.
                                                         Control Corp.     Pro forma      Pro forma
                                                         Consolidated     Adjustments    Consolidated
                                                         ------------    ------------    ------------

                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                            ----------------------------------------------

CURRENT LIABILITIES:
     Notes payable and convertible debt                  $  3,010,000    $ (1,020,000)2  $  1,990,000
     Accounts payable, trade                                  674,010        (674,010)2          --
     Accrued liabilities                                      438,515        (246,252)2       192,263
     Deferred revenue                                         550,000        (550,000)2          --
                                                         ------------    ------------    ------------

                  Total Current Liabilities                 4,672,525      (2,490,262)      2,182,263


DEFERRED RENT                                                  18,167         (18,167)2          --
                                                         ------------    ------------    ------------

                  Total Liabilities                         4,690,692      (2,508,429)      2,182,263
                                                         ------------    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
     Preferred stock                                             --              --              --
     Common stock                                          11,319,076            --        11,319,076
     Additional paid-in capital                             2,292,605            --         2,292,605
     Employee stock plan receivable                        (1,680,000)           --        (1,680,000)
     Accumulated (deficit)                                 (8,685,100)     (4,622,295)2   (13,307,395)
                                                         ------------    ------------    ------------

                  Total Stockholders' Equity (Deficit)      3,246,581      (4,622,295)     (1,375,714)
                                                         ------------    ------------    ------------

                                                         $  7,937,273    $ (7,130,724)   $    806,549
                                                         ============    ============    ============


                 SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                              STATEMENTS

                                                  F-4



                                 POLLUTION RESEARCH AND CONTROL CORP.
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                             ============================================


                                                                                         Pollution
                                                        Pollution                       Research and
                                                       Research and                     Control Corp.
                                                       Control Corp.      Pro forma      Pro forma
                                                       Consolidated      Adjustments    Consolidated
                                                        -----------      -----------     -----------
NET REVENUES                                            $ 2,003,145      $(2,003,145)4   $      --


COST OF GOODS SOLD                                        1,238,344       (1,238,344)4          --
                                                        -----------      -----------     -----------


GROSS PROFIT                                                764,801         (764,801)           --
                                                        -----------      -----------     -----------


OPERATING EXPENSES:
     Selling, general and administrative                  1,736,840       (1,624,840)4       112,000
     Research and development                                 8,189           (8,189)4          --
                                                        -----------      -----------     -----------

                  Total Operating Expenses                1,745,029       (1,633,029)        112,000
                                                        -----------      -----------     -----------


(LOSS) FROM OPERATIONS                                     (980,228)         868,228        (112,000)
                                                        -----------      -----------     -----------


OTHER INCOME (EXPENSE):
     Amortization of loan fees                             (423,544)          76,544 4      (347,000)
     Interest expense                                      (304,081)         111,818 4      (192,263)
                                                        -----------      -----------     -----------

                  Net Other Income (Expense)               (727,625)         188,362        (539,263)
                                                        -----------      -----------     -----------

(LOSS) ON UNCONSOLIDATED JOINT VENTURE                     (234,579)         234,579 4           --
                                                        -----------      -----------     -----------

(LOSS) FROM OPERATIONS, BEFORE INCOME TAXES (BENEFIT)    (1,942,432)       1,291,169        (651,263)
                                                        -----------      -----------     -----------


(BENEFIT) FROM INCOME TAXES                                    --               --              --
                                                        -----------      -----------     -----------


NET INCOME (LOSS)                                       $(1,942,432)     $ 1,291,169     $  (651,263)
                                                        ===========      ===========     ===========


                 SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                              STATEMENTS

                                                  F-5



                               POLLUTION RESEARCH AND CONTROL CORP.
                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2000
                               ====================================


                                                                                      Pollution
                                                        Pollution                    Research and
                                                       Research and                  Control Corp.
                                                       Control Corp.    Pro forma      Pro forma
                                                       Consolidated    Adjustments   Consolidated
                                                        -----------    -----------    -----------
NET REVENUES                                            $ 3,636,622    $(3,636,622)4  $      --


COST OF GOODS SOLD                                        2,363,340     (2,363,340)4         --
                                                        -----------    -----------    -----------


GROSS PROFIT                                              1,273,282     (1,273,282)          --
                                                        -----------    -----------    -----------


OPERATING EXPENSES:
     Selling, general and administrative                  2,672,268     (2,559,945)4      112,323
     Research and development                                53,465        (53,465)4         --
                                                        -----------    -----------    -----------

                  Total Operating Expenses                2,725,733     (2,613,410)       112,323
                                                        -----------    -----------    -----------


(LOSS) FROM OPERATIONS                                   (1,452,451)     1,340,128       (112,323)
                                                        -----------    -----------    -----------


OTHER INCOME (EXPENSE):
     Interest income                                            261           (261)4         --
     Interest expense                                      (371,736)         1,900 4     (369,836)
     Amortization of loan fees                             (760,092)         1,700 4     (758,392)
                                                        -----------    -----------    -----------


                  Net Other Income (Expense)             (1,131,567)         3,339     (1,128,228)
                                                        -----------    -----------    -----------


(LOSS) FROM OPERATIONS, BEFORE INCOME TAXES (BENEFIT)    (2,584,018)     1,343,467     (1,240,551)
                                                        -----------    -----------    -----------


(BENEFIT) FROM INCOME TAXES                                (728,000)       728,000 4         --
                                                        -----------    -----------    -----------


NET INCOME (LOSS)                                       $(1,856,018)   $   615,467    $(1,240,551)
                                                        ===========    ===========    ===========


               SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                            STATEMENTS

                                                F-6

                      POLLUTION RESEARCH AND CONTROL CORP.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
         ==============================================================


NOTE 1 - PRO FORMA ADJUSTMENTS

The adjustments relating to the unaudited pro forma consolidated statements of operations are computed assuming the spin-off of Dasibi was consummated at the beginning of each period presented. The adjustments relating to the unaudited pro forma consolidated balance sheet are computed assuming the spin-off of Dasibi was consummated at September 30, 2001.

NOTE 2 - ADJUSTMENT OF ASSETS AND LIABILITIES

The Company retained the rights to the patent for the system and method for flue gas purification for thermal power units were assigned to the Company from Dasibi. The Company retained current debt of $1,990,000 and accrued liabilities of $192,263, which consisted primarily of accrued interest expense and other corporate expenses. The Company is contingently liable for $1,020,000 of current debt assumed by Dasibi. All other assets were retained and all other liabilities were assumed by Dasibi. The Company maintains its investments in Nutek and Logan, both of which are eliminated with inter-company transactions.

NOTE 3 - SPIN-OFF

Effective October 1, 2001, the Company agreed to spin-off of its wholly owned subsidiary Dasibi, which requires the distribution of 6,230,000 shares of common stock of Dasibi. The distribution will be pro rata to all stockholders of the Company on the record date to be determined by the Board of Directors of the Company. The Company will retain 1,100,000 shares of common stock of Dasibi out of a total issued and outstanding of 7,330,000 representing 15% of the total outstanding shares of Dasibi. The 15% interest in Dasibi is recorded under the cost basis for investments and is valued at 15% of the net assets of Dasibi.

NOTE 4 - REVENUES AND EXPENSES

All revenues and costs of goods sold were generated by Dasibi. Operating expenses were primarily generated by Dasibi, with the exception of certain legal and accounting expenses during the year ended December 31, 2000. Interest expense and amortization of loan fees relate to the debt retained by the Company in the spin-off.

     Exhibits

     Exhibit number
     --------------
     2.0   Agreement dated September 21, 2001
     2.1   Amendment to Agreement dated September 21, 2001



Item 8. Change in Fiscal Year

     Not Applicable.

                                   Signatures


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this second amendment to the report on Form 8-K filed October 5, 2001 to be signed on its behalf by the undersigned hereunto duly authorized.



                                     POLLUTION RESEARCH AND CONTROL CORPORATION


                                     By: /s/ Jacques Tizabi
                                     -----------------------------
                                     Name : Jacques Tizabi
                                     Title: Chief Executive Officer


Dated: January 9, 2002


                                       6